UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2003

HEARTLAND OIL AND GAS CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-32669
(Commission File Number)

911918326
(IRS Employer Identification No.)

Suite 500 - 231 Water Street, Vancouver, British Columbia, Canada V6B 1B8
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.638.3525

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

Pursuant to Rule 135c of the Securities Act of 1933, a press release with respect to a private placement offering is appended to this Form 8-K Current Report as exhibit 99.1.

Item 7. Financial Statements and Exhibits.

Exhibits

99.1 Press release issued by the Registrant on July 10, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND OIL AND GAS CORP.

Date: July 10, 2003

/s/ Richard Coglon
Richard Coglon, President & Director